        Transamerica Income Shares, Inc.
              ANNUAL REPORT
                      MARCH 31, 1997

                           [LOGO]

===================================================================

THE ECONOMY . . .

    After demonstrating strong growth in the fourth quarter of 1996, the economy repeated the performance again in the first quarter of 1997. Housing, retail and auto sales have all remained strong early in the year, causing the Federal Reserve to question whether growth well above targeted rates would prompt an increase in inflation. The bond market as well began to register this fear early in February. From mid-February to mid-March, long-term interest rates rose 50 basis points as market participants began to worry that the Federal Reserve would employ stricter monetary policy to curb an overheating economy.

    The Fed did act late in the first quarter by increasing short-term interest rates by 25 basis points. Long-term interest rates have continued to rise since then as well. Both the bond and stock markets will continue to be volatile until we see statistical signs that economic growth is slowing or signs that employment costs or producer and consumer prices are not rising. Unfortunately, that should take several months to play out. Therefore, long-term U. S. Treasury interest rates could trade in a range from 6.80% to 7.35% between now and late summer.

    We continue to believe that the economy is experiencing periodic growth spurts in an otherwise moderate-growth phase of a very long-running business cycle. We are not concerned that inflation will break out of its five-year stable trend. Bonds that have yields in the current range will prove to be highly attractive investments over time.

THE YEAR IN REVIEW . . .

    The Fund's net asset value decreased from $24.17 per share on September 30, 1996 to $23.93 at March 31, 1997. On March 31, 1996, the net asset value was $24.58 per share. Net investment income for the fiscal year ended March 31, 1997 was $11,941,720, or $1.89 per share, compared to $1.94 per share for the prior fiscal year. The current annual dividend rate is $1.93, payable in monthly dividends of $0.16 per share. The $0.16 monthly rate was first paid in June 1993 and dividends in that amount have been paid each month since, with the following exceptions:

                                                CAPITAL
                           TOTAL     INCOME      GAINS
                           -----     ------     -------
December 1993              $0.24     $0.17       $0.07
December 1994              $0.23     $0.17       $0.06
January 1996               $0.17     $0.17          --
May 1996                   $0.16     $0.13       $0.03
January 1997               $0.17     $0.17          --

PORTFOLIO MANAGEMENT

    Management of the Fund's portfolio, as well as the day-to-day portfolio decisions are made by the senior portfolio managers of Transamerica Investment Services, Inc., the Fund's Investment Adviser (the "Adviser"). These managers are: Richard N. Latzer, President of the Adviser and Senior Vice President and Chief Investment Officer of Transamerica Corporation (the parent company of the Adviser); Gary U. Rolle, Executive Vice President and Chief Investment Officer of the Adviser; Susan A. Silbert, Senior Vice President and Director of Fixed Income of the Adviser; and Sharon K. Kilmer, Vice President of the Adviser. All of these senior portfolio managers have held the same or similar positions with the Adviser for over five years. Each also serves the Fund as a director or officer.

Highlights: For the fiscal years ended March 31:

             Per Share:              1997       1996
Net investment income.............  $ 1.89     $ 1.94
Income dividends paid.............    1.90       1.93
Capital gain distribution.........    0.03         --
Net asset value at year end.......  $23.93     $24.58

Distributions: For the fiscal years ended March 31:

1997      1996      1995      1994      1993
$1.93*    $1.93     $1.99*    $2.01*    $2.01

* Includes a distribution of $0.03, $0.06 and $0.07 from realized gains in 1997, 1995 and 1994, respectively.

Quality: Ratings used are the highest by Moody's or Standard & Poor's for bonds owned on March 31, 1997:

                                           LOWER OR
 AAA       AA         A         BBB       NON-RATED
1.25%     5.20%     24.80%     48.86%       19.89%

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS
MARCH 31, 1997

 PRINCIPAL                                         MARKET
  AMOUNT                                            VALUE
-------------------------------------------------------------
                                  BONDS & DEBENTURES -- 98.4%
                       DOMESTIC & FOREIGN GOVERNMENTS -- 4.2%
  4,000,000  Commonwealth of Australia,
             9.625%, 02/01/06                   $   4,528,160
  1,500,000  U.S. Treasury Bond, 10.75%,
             08/15/05                               1,856,955
                            ELECTRIC & GAS UTILITIES -- 17.4%
  2,250,000  Arizona Public Service Company,
             10.25%, 05/15/20                       2,475,652
  1,985,000  Arkansas Power & Light Company,
             10.00%, 02/01/20                       2,121,429
  2,200,000  Boston Edison, 9.375%, 08/15/21        2,331,076
  2,000,000  Cleveland Electric Illumination
             Company, 9.50%, 05/15/05               2,140,020
  2,000,000  Colorado Interstate Gas Company,
             10.00%, 06/15/05                       2,299,320
  1,000,000  CTC Mansfield, 11.125%, 09/30/16    1,051,270
  2,000,000  Commonwealth Edison 9.875%,
             06/15/20                               2,197,620
  1,000,000  Connecticut Light & Power
             Company, 7.875%, 06/01/01              1,000,710
  1,000,000  Detroit Edison, 8.21%, 08/01/22        1,033,080
  2,500,000  Gulf States Utilities, 8.94%,
             01/01/22                               2,553,475
  2,000,000  Hydro-Quebec, 8.00%, 02/01/13          2,046,360
  1,500,000  Long Island Lighting, 9.00%,
             11/01/22                               1,604,940
  2,300,000  Long Island Lighting, 9.625%,
             07/01/24                               2,367,988
  1,000,000  Virginia Electric & Power,
             8.625%, 10/01/24                       1,038,880
                                            FINANCIAL -- 5.6%
  3,000,000  Barclays North American,
             10.50%, 12/15/17                       3,201,300
  2,000,000  Fleet Financial Group, Inc.,
             8.125%, 07/01/04                       2,071,860
  3,000,000  GMAC, 8.50%, 01/01/03                  3,163,440
                              FOREST & PAPER PRODUCTS -- 4.7%
  3,000,000  Georgia Pacific,
             9.625%, 03/15/22                       3,168,900
  3,000,000  Georgia Pacific,
             8.25%, 03/01/23                        2,877,510
  1,000,000  James River Corp., 9.25%,
             11/15/21                               1,115,080

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
MARCH 31, 1997

 PRINCIPAL                                         MARKET
  AMOUNT                                            VALUE
-------------------------------------------------------------
                                         INDUSTRIALS -- 13.7%
  1,000,000  Carpenter Tech.,
             9.00%, 03/15/22                    $   1,044,580
  2,500,000  Caterpillar Corp.,
             9.75%, 06/01/19                        2,714,250
  1,000,000  Caterpillar Corp.,
             9.375%, 03/15/21                       1,165,010
  2,000,000  Cincinnati Milacron, Inc.,
             8.375%, 03/15/04                       1,987,320
  3,000,000  ConAgra, Inc., 9.75%, 03/01/21         3,535,590
  3,750,000  General Motors Series A, 9.40%,
             07/15/21                               4,356,525
  4,000,000  McDonnell Douglas, 9.25%,
             04/01/02                               4,351,800
    575,000  National Steel, 8.375%, 08/01/06         543,375
  1,000,000  Textron, Inc., 8.75%, 07/01/22         1,014,430
                                 MEDIA -- 9.8%
  1,000,000  CF Cable TV, 9.125%, 07/15/07          1,065,000
  1,000,000  Continental Cable, 9.50%,
             08/01/13                               1,106,750
  3,500,000  News America Holdings, Inc.
             9.25%, 02/01/13                        3,797,920
  2,000,000  Roger Cable Systems, 10.00%,
             03/15/05                               2,070,000
  2,500,000  Tele-Communications, Inc.,
             9.80%, 02/01/12                        2,689,400
  2,000,000  Tele-Communications, Inc.,
             9.25%, 01/15/23                        1,915,960
  2,000,000  Time Warner, Inc.,
             9.125%, 01/15/13                       2,124,440
                                               OTHER  -- 2.0%
  1,000,000  Lear Corporation,
             9.50%, 07/15/06                        1,040,000
  2,000,000  Station Casinos, 10.125%,
             03/15/06                               1,920,000

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
MARCH 31, 1997

 PRINCIPAL                                         MARKET
  AMOUNT                                            VALUE
-------------------------------------------------------------
                                            PETROLEUM -- 5.2%
    500,000  Occidental Petroleum, 10.125%,
             09/15/09                           $     592,815
  1,100,000  Occidental Petroleum, 9.25%,
             08/01/19                               1,260,600
  4,000,000  Phillips Petroleum, 8.49%,
             01/01/23                               4,031,200
  1,000,000  Phillips Petroleum, 7.92%,
             04/15/23                                 967,590
  1,000,000  Union Oil of California, 8.75%,
             08/15/01                               1,055,130
                                            PIPELINES -- 8.3%
  5,200,000  Arkla, Inc., 8.90%, 12/15/06           5,680,948
  2,000,000  Northwest Pipeline Corp., 9.00%,
             08/01/22                               2,069,020
  2,000,000  TransCanada Pipeline, Ltd.,
             8.50%, 03/20/23                        2,090,380
  2,500,000  Transco Energy,
             9.375%, 08/15/01                       2,690,575
                                              RETAIL -- 10.0%
  1,000,000  Dayton Hudson, 10.00%, 01/01/11        1,178,760
  2,800,000  Dayton Hudson, 9.25%, 08/15/11         3,134,152
  1,000,000  Dayton Hudson, 8.50%, 12/01/22           987,140
    750,000  May Dept. Stores, 9.75%, 02/15/21        872,550
  2,000,000  May Dept. Stores, 8.375%,
             10/01/22                               1,991,980
  3,000,000  Pathmark Stores, 9.625%, 05/01/03      2,827,500
  2,500,000  Ralphs Grocery, 11.00%, 06/15/05*      2,600,000
  1,500,000  Smith's Food & Drug Centers,
             Inc., 11.25%, 05/15/07                 1,642,500
                                   TELECOMMUNICATIONS -- 4.1%
  3,000,000  General Telephone & Electronics
             10.75%, 09/15/17                       3,203,550
  3,000,000  Pacific Bell, 8.50%, 08/15/31          2,980,170

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
MARCH 31, 1997

 PRINCIPAL                                         MARKET
  AMOUNT                                            VALUE
-------------------------------------------------------------
                                      TRANSPORTATION -- 13.4%
  1,000,000  Burlington Northern, 9.25%,
             10/01/06                           $   1,109,190
  3,000,000  CSX, 9.00%, 08/15/06                   3,263,910
  2,000,000  Delta Air Lines, 10.375%,
             02/01/11                               2,417,560
  2,000,000  Delta Air Lines, 9.75%, 05/15/21       2,315,220
  2,500,000  Federal Express, 9.625%, 10/15/19      2,556,875
  2,250,000  Kansas City Southern Industries,
             Inc., 8.80%, 07/01/22                  2,291,310
  1,800,000  Kansas City Southern Industries,
             Inc., 6.625%, 03/01/25                 1,686,636
  4,000,000  United Airlines, Inc., 9.75%,
             08/15/21                               4,583,680
                                                -------------
TOTAL BONDS & DEBENTURES
  (cost $141,821,113)                             148,768,316
SHORT-TERM INVESTMENT -- .6%
  State Street Bank Eurodollar Time Deposit
  4.75%, 04/01/97 (cost $891,311)                     891,311
                                                -------------
TOTAL INVESTMENTS
  (cost $142,712,424)                             149,659,627
Other assets less liabilities -- 1.0%               1,536,828
                                                -------------
NET ASSETS -- 100.0%                            $ 151,196,455
                                                =============

---------------------------

*Rule 144A security

Aggregate cost of investments other than short-term investments, for Federal income tax purposes at March 31, 1997 was $141,821,113. The aggregate gross unrealized appreciation and depreciation, respectively, for all securities were as follows: excess of value over tax cost $8,057,622; excess of tax cost over value $(1,110,419). Net unrealized appreciation for tax purposes is $6,947,203.

See notes to financial statements

TRANSAMERICA INCOME SHARES, INC.
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1997

ASSETS
Investments, at value (identified cost
  $142,712,424)                         $149,659,627
Receivables:
  Securities sold                          2,101,407
  Interest                                 2,775,121
Other assets                                  48,623
                                        ------------
                                         154,584,778
                                        ------------
LIABILITIES
Payable for:
  Securities purchased                     2,212,853
  Income dividends declared                1,011,003
  Management fee                              65,001
Other accrued expenses                        99,466
                                        ------------
                                           3,388,323
                                        ------------
NET ASSETS applicable to 6,318,771
  capital shares outstanding, $1.00
  par value (authorized 20,000,000
  shares)                               $151,196,455
                                        ==============
NET ASSET VALUE PER SHARE.............  $      23.93
                                        ==============

NET ASSETS CONSIST OF:
Paid-in capital                         $143,783,428
Capital gains retained                       405,455
Undistributed net investment income          214,131
Accumulated net realized loss on
  investments                               (153,762)
Net unrealized appreciation of
  investments                              6,947,203
                                        ------------
NET ASSETS                              $151,196,455
                                        ==============

See notes to financial statements

TRANSAMERICA INCOME SHARES, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1997

INVESTMENT INCOME
  Interest Income                          $12,894,460
EXPENSES
    Management fee               769,645
    Transfer agent fees and
      expenses                    41,588
    Postage                       29,798
    Audit                         32,750
    Insurance                     17,784
    Custodian fees                15,791
    Directors' fees and
      expenses                    13,040
    Other                         32,344       952,740
                             -----------   -----------
NET INVESTMENT INCOME                       11,941,720
                                           -----------
REALIZED AND UNREALIZED
(LOSS) ON INVESTMENTS:
  Realized loss on security
  transactions (excluding
  short-term securities):
    Proceeds from sales       23,586,772
    Cost of securities sold   23,740,758      (153,986)
                             -----------
  Decrease in unrealized
    appreciation of
    investments:
    Beginning of year         10,637,588
    End of year                6,947,203    (3,690,385)
                             -----------   -----------
Net realized and unrealized
  (loss) on investments                     (3,844,371)
                                           -----------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                  $ 8,097,349
                                           ===========

See notes to financial statements

TRANSAMERICA INCOME SHARES, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                              Year ended March 31,
                           ---------------------------
                               1997           1996
                           ------------   ------------
INCREASE (DECREASE) IN
NET ASSETS:
Operations:
  Net investment income    $ 11,941,720   $ 12,239,442
  Net realized gain
    (loss) on security
    transactions               (153,986)       270,780
  Increase (decrease) in
    unrealized
    appreciation of
    investments              (3,690,385)     7,309,768
                           ------------   ------------
Net increase in net
assets resulting from
operations                    8,097,349     19,819,990
                           ------------   ------------
Dividends/distributions
to shareholders:
  From net investment
    income ($1.90 per
    share in 1997 and
    $1.93 per share in
    1996)                   (11,979,126)   (12,195,228)
  From capital gains
    ($0.03 per share)          (216,102)            --
                           ------------   ------------
                            (12,195,228)   (12,195,228)
                           ------------   ------------
INCREASE (DECREASE) IN
NET ASSETS                   (4,097,879)     7,624,762
Net Assets:
  Beginning of year         155,294,334    147,669,572
                           ------------   ------------
  End of year (including
    undistributed net
    investment income of
    $214,131 and
    $251,537,
    respectively)          $151,196,455   $155,294,334
                           ============   ============

See notes to financial statements

TRANSAMERICA INCOME SHARES, INC.
FINANCIAL HIGHLIGHTS

For a share of the Fund outstanding throughout each year:

                                          Year ended March 31,
                          ----------------------------------------------------
                            1997       1996       1995       1994     1993(1)
                          --------   --------   --------   --------   --------
Net Asset Value
Beginning of year           $24.58     $23.37     $24.17     $25.15     $24.00
                          --------   --------   --------   --------   --------
Investment Operations:
 Net investment income        1.89       1.94       1.93       1.95       2.03
 Net realized and
   unrealized gain
   (loss)                    (0.61)      1.20      (0.74)     (0.92)      1.61
                          --------   --------   --------   --------   --------
Total from Investment
 Operations                   1.28       3.14       1.19       1.03       3.64
                          --------   --------   --------   --------   --------
Dividends/Distributions
to Shareholders:
 Net investment income       (1.90)     (1.93)     (1.93)     (1.94)     (2.01)
 Net realized gains          (0.03)        --      (0.06)     (0.07)        --
                          --------   --------   --------   --------   --------
                             (1.93)     (1.93)     (1.99)     (2.01)     (2.01)
                          --------   --------   --------   --------   --------
Dilution resulting from
rights offering                 --         --         --         --       0.48
                          --------   --------   --------   --------   --------
NET ASSET VALUE
END OF YEAR                 $23.93     $24.58     $23.37     $24.17     $25.15
                          ========   ========   ========   ========   ========
MARKET VALUE PER
SHARE, END OF YEAR         $24.375    $24.375    $22.500    $23.375    $26.375
                          ========   ========   ========   ========   ========
TOTAL RETURN(2)               8.22%     17.08%      5.07%     -4.27%     11.81%
                          ========   ========   ========   ========   ========
RATIOS AND
SUPPLEMENTAL DATA
Expenses to average
net assets                    0.62%      0.62%      0.68%      0.69%      0.60%
Net investment income..       7.77%      7.83%      8.35%      7.60%      8.27%
Portfolio turnover              16%        14%        15%        15%        32%
Net assets, end of
 period (in thousands)    $151,196   $155,294   $147,670   $152,699   $158,912
                          ========   ========   ========   ========   ========

The number of outstanding shares at the end of each fiscal year end is 6,318,771.
---------------------------

(1) Based on monthly average shares outstanding during the year.

(2) Based on the market price of the Fund's shares and including the reinvestment of dividends and distributions at prices obtained by participants in the Fund's dividend reinvestment plan.

See notes to financial statement

TRANSAMERICA INCOME SHARES, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1997

1. SIGNIFICANT ACCOUNTING POLICIES -- Transamerica Income Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's investment objective is to seek a high level of current income consistent with prudent investment, with capital appreciation as only a secondary objective. The Fund consistently follows the following accounting policies in the preparation of its financial statements:

  (A) Valuation of Securities -- Debt securities with a maturity of 61 days or more are valued on the basis of valuations obtained from a commercial pricing service or dealer supplied quotations. Debt securities with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

  (B) Securities Transactions, Investment Income and Expenses -- Security transactions are recorded on the trade date. Gains and losses on sales of investments are determined on the identified cost basis for both financial statement and Federal income tax purposes. Interest income and operating expenses are recorded daily on an accrual basis. Distributions from net investment income are determined and paid monthly

  (C) Federal Income Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required. For Federal income tax purposes a capital loss carryforward of $153,986 expiring in 2005 is available, to the extent provided by regulations, to offset future realized gains of the Fund.

    (D) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEES -- The Fund has entered into a Management and Investment Advisory Agreement with Transamerica Investment Services, Inc., (the "Adviser") a wholly owned subsidiary of Transamerica Corporation. For its services to the Fund, the Adviser receives an annual fee of 0.50% of the average weekly net assets of the Fund. This fee is paid to the Adviser monthly. The Adviser has agreed to reimburse the Fund if the Fund's total operating expenses (exclusive of brokerage commissions, interest and taxes) exceed 1.50% of the average daily net assets of the Fund up to $30 million and 1.00% of the average net assets of the Fund in excess of $30 million. No such reimbursements were necessary during the year ended March 31, 1997.

Officers and certain directors of the Adviser or its affiliates are also officers and directors of the Fund; however, they receive no compensation from the Fund. An officer of the Fund is also a partner of the legal counsel for the Fund.

  3. SECURITY TRANSACTIONS -- The aggregate cost of securities purchased and the proceeds from securities sold (excluding short-term investments) were $23,590,946 and $23,586,772, respectively, for the year ended March 31, 1997.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders
Transamerica Income Shares, Inc.
We have audited the accompanying statement of assets and liabilities of Transamerica Income Shares, Inc. (the "Fund"), including the schedule of investments, as of March 31, 1997 and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Income Shares, Inc. as of March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                Ernst & Young LLP

Los Angeles, California
April 16, 1997

AUTOMATIC REINVESTMENT PLAN

Holders of 50 shares or more of the Fund's common stock are offered the opportunity to reinvest dividends and other distributions in shares of the common stock of the Fund through participation in the Automatic Reinvestment Plan. Under the Plan, ChaseMellon Shareholder Services, LLC, as administrator (the "Administrator"), automatically invests dividends and other distributions in shares of the Fund's common stock by making purchases in the open market. Plan participants may also deposit cash in amounts between $25 and $2,500 with the Administrator for the purchase of additional shares. Dividends, distributions and cash deposits are invested in, and each participant's account credited with, full and fractional shares.

The price at which the Administrator is deemed to have acquired shares for a participant's account is the average price (including brokerage commissions and any other costs of purchase) of all shares purchased by it for all participants in the Plan.

Your dividends and distributions, even though automatically reinvested, continue to be taxable as though received in cash.

A newer feature of the Plan is the "Optional Cash Only" feature. You can make additional investments only, without reinvesting your monthly dividend. If you own 50 shares or more registered in your name and currently in your Plan account and desire to periodically send additional contributions between $25 and $2,500 for investment, you may do so. The shares you own and the new shares acquired through this feature will not participate in automatic reinvestment of dividends and distributions. Rather, the shares you acquire if you participate in the "Optional Cash Only" feature of the Plan will be held for safekeeping in your Plan account. Each investment will be made on or near the next dividend payment date. All other procedures for the purchase and sale of shares described above will apply.

The Administrator charges a service fee of $1.75 for each investment, including both dividend reinvestment and optional cash investment.

Shareholders interested in obtaining a copy of the Plan should contact the
Administrator:

ChaseMellon Shareholder Services, LLC
Shareholder Investment Services
P. O. Box 750
Pittsburgh, PA 15230-0750
(800) 288-9541

OFFICERS AND DIRECTORS

THOMAS M. ADAMS, Secretary
DONALD E. CANTLAY, Director
SUSAN R. HUGHES, Treasurer
SHARON K. KILMER, Vice President
RICHARD N. LATZER, Director
DeWAYNE W. MOORE, Director
GARY U. ROLLE, President & Chairman
SUSAN A. SILBERT, Vice President
PETER J. SODINI, Director
----------------------------------------------------------

Investment Adviser

Transamerica Investment Services, Inc.
1150 S. Olive Street, 27th Floor
Los Angeles, CA 90015

Transfer Agent

ChaseMellon Shareholder Services, L.L.C.
111 Founders Plaza, Suite 1100
East Hartford, CT 06108
1-800-288-9541

For hearing and speech impaired (TDD)
1-800-231-5469

Listed

New York Stock Exchange
Symbol: TAI
----------------------------------------------------------

Transamerica Income Shares, Inc. is a closed-end investment company which invests primarily in debt securities. Its objective is to provide a high level of current income.

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